SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust
(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

PRINCETON PREMIUM FUND
PRINCETON ADAPTIVE PREMIUM FUND

each a series of

Northern Lights Fund Trust

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(631) 490-4300

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 26, 2025

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of the Princeton Premium Fund and Princeton Adaptive Premium Fund (each, a “Fund” and, together, the “Funds”), to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on September 26, 2025 at 10:00 a.m., Eastern Time, for the following purposes:

1.	To approve a new investment advisory agreement (“New Advisory Agreement”) by and between the Trust, on behalf of each Fund, and Princeton Fund Advisors, LLC, the current investment adviser to the Funds. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) No fee increase is proposed.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on July 18, 2025 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 26, 2025.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed advisory agreement) and Proxy Voting Ballot are available at vote.proxyonline.com/Princeton/docs.

By Order of the Board of Trustees

Kevin Wolf

President

August 12, 2025

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card, whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

PRINCETON PREMIUM FUND
PRINCETON ADAPTIVE PREMIUM FUND

each a series of

Northern Lights Fund Trust

with its principal offices at

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held September 26, 2025

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”) on behalf of the Princeton Premium Fund and Princeton Premium Adaptive Fund (each a “Fund” and, together, the “Funds”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on September 26, 2025 at 10:00 a.m., Eastern Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about August 18, 2025.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.	To approve a new investment advisory agreement (“New Advisory Agreement”) by and between the Trust, on behalf of each Fund, and Princeton Fund Advisors, LLC, the current investment adviser to the Funds. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) No fee increase is proposed.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on July 18, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of each Fund’s most recent annual or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 or by calling 1-888-227-9349.

PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN

THE TRUST AND PRINCETON FUND ADVISORS, LLC

Background and Information

The primary purpose of this proposal is to enable Princeton Fund Advisors, LLC (“Princeton”) to continue to serve as the investment adviser to the Funds. Princeton currently serves as the Fund’s investment adviser pursuant to an investment advisory agreement with the Trust, on behalf of the Fund (the “Current Advisory Agreement”).

Princeton is a limited liability company that is governed by a Board of Managers. Currently Princeton’s Board of Managers is composed of one Manager, Greg Anderson. All management decisions of Princeton are controlled by Mr. Anderson. Under Princeton’s organizational documents, the ability to make management and policy decisions relating to Princeton’s business is solely entrusted to its Board of Managers and the Board of Managers, not shareholders, solely has the ability to add Managers. Shareholders of Princeton do not have the ability to vote for Managers or other corporate actions. Mr. Anderson would like to name four additional individuals to Princeton’s Board of Managers. These individuals are Mark Penske, Jim Dickson, Eric Clarke and G. Mike Mikan. The addition of four Managers to Princeton’s Board of Managers (the “Restructuring”) may be deemed to constitute a change in control of Princeton and therefore an “assignment” of the Current Advisory Agreement for purposes of the Investment Company Act of 1940 (the “1940 Act”). The 1940 Act further states that an assignment of an investment advisory causes the automatic termination of the investment advisory agreement. As a result, the Current Advisory Agreement will automatically terminate by its terms as required by the 1940 Act when the Restructuring occurs.

At a meeting on June 25-26, 2025 (the “Board Meeting”), the Board approved a new investment advisory agreement with Princeton and the Funds (the “New Advisory Agreement”), subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Advisory Agreement be approved by a vote of a majority of the outstanding shares of each Fund. Therefore, shareholders of each Fund are being asked to approve the proposed New Advisory Agreement with Princeton. Shareholders of each Fund will vote separately with respect to their shares in each Fund.

The terms of the New Advisory Agreement for each Fund are identical in all material respects to those of each Fund’s Current Advisory Agreement.

There will be no changes to any Fund’s investment objectives, principal strategies or risks.

Information about Adviser

Princeton located at 1580 Lincoln St., Suite 680 Denver, CO 80203, serves as investment adviser to the Funds. Subject to the oversight of the Board of Trustees, Princeton is responsible for selecting appropriate investment strategies, assuring that investments are made according to each Fund’s investment objective, policies and restrictions and determining the allocation of Fund assets among each Fund’s principal investment strategies. Princeton was established in 2011 for the purpose of advising individuals and institutions. As of March 31, 2025, the Adviser had approximately $854 million in assets under management. Greg Anderson is responsible for Princeton’s oversight role with respect to the Funds.

The Advisory Agreements

Under the terms of the Current Advisory Agreement, the Adviser is entitled to receive an annual fee from each Fund equal to the percentages of such Fund’s average daily net assets set forth below:

Fund	Management Fee
Princeton Premium Fund	1.75%
Princeton Adaptive Premium Fund	1.50%

For such compensation, the Adviser, at its expense, continuously furnishes an investment program for each Fund, makes investment decisions on behalf of each Fund, and places all orders for the purchase and sale of portfolio securities, subject to each Fund’s investment objective, policies, and restrictions and such policies as the Trustees may determine. The Board of Trustees, consisting solely of Independent Trustees (as defined in the 1940 Act), unanimously approved the Current Advisory Agreement with respect to the Princeton Premium Fund, prior to it being amended, at a meeting held on June 25-26, 2025, and with respect to the Princeton Adaptive Premium Fund, prior to it being amended, at a meeting held on June 25-26, 2025.

Subject to shareholder approval and completion of the Restructuring, the Trust will enter into the New Advisory Agreement, on behalf of each Fund, with the Adviser. The terms and conditions of the New Advisory Agreement is identical in all material respects to those of the Current Advisory Agreement. The dates of their execution, effectiveness, and termination are changed. If the New Advisory Agreement with Princeton is not approved by the shareholders of either Fund or the other mutual funds managed by Princeton, the Board and Princeton will consider other options, including a new or modified request for shareholder approval of a new advisory agreement.

The effective date of the New Advisory Agreement for each Fund will be the date of the Restructuring. The New Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. The New Advisory Agreement automatically terminates on assignment and is terminable upon notice by each Fund with respect to that Fund. In addition, the New Advisory Agreement may be terminated upon 60 days’ notice by Princeton given to one or more of the Funds. In the event the Princeton ceases to manage one or more of the Funds, the right of those Funds to use the identifying name of “Princeton” may be withdrawn.

The New Advisory Agreement, like the Current Advisory Agreement, provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Advisory Agreement is attached as Appendix A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Information Concerning Princeton

Princeton is a limited liability company organized under the laws of the State of Delaware and located at 1580 Lincoln Street, Suite 680 Denver, CO 80203. The name, title, addresses, and principal occupations of the current principal executive officer and Manager of Princeton is set forth below:

Name and Address*:	Title:	Principal Occupation:
Greg Anderson	Manager and President	Portfolio Manager; Princeton Fund Advisors, LLC (Manager and President)

*	Each officer address is in care of Princeton, 1580 Lincoln Street, Suite 680 Denver, CO 80203.

For the fiscal years ended on the dates indicated below, under the Current Advisory Agreement and subject to an expense limitation agreement between Princeton and the Trust, Princeton received management fees after waiver or recapture in the following amounts:

Fund	Management Fees	Fiscal Year Ended
Princeton Premium Fund	$5,723,906	September 30, 2024
Princeton Adaptive Premium Fund	-$185,968	April 30, 2024

Evaluation by the Board of Trustees

At the Board Meeting held on June 24-25, 2025, the Board deliberated whether to approve the New Advisory Agreement with the Adviser. The Trustees relied upon the advice of independent legal counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The Trustees’ conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Agreements. The following summarizes the Trustees’ review process and the information on which their conclusions were based:

Nature, Extent and Quality of Service. The Trustees observed that Princeton was founded in 2011 with approximately $854 million in assets under management (“AUM”). The Trustees acknowledged that Princeton researches and evaluates liquid alternative strategies and managers whose strategy can meet the requirements of a mutual fund or be modified to meet the requirements of a mutual fund to be made available for investors looking for non-traditional investment options. They noted that Princeton develops its own alternative strategies to meet mutual fund standards when it determines there is a demand for such strategy. The Trustees reviewed the education and financial industry experience of the investment personnel responsible for servicing the Funds. They noted that Princeton’s Chief Executive Officer had retired in the prior year and one of the compliance officers had been replaced with an experienced financial professional. The Trustees stated that they believed these changes did not have any negative effect on Princeton’s services. The Trustees expressed their satisfaction with Princeton’s intention to continue its current focus on risk management. They discussed Princeton’s process for monitoring compliance with each Fund’s investment limitations, by reviewing diversification and liquidity requirements, and maintaining and reviewing a compliance tracking system of items. The Trustees noted that Princeton selected broker-dealers based on its best execution policy with a focus on certain factors including, but not limited to, execution efficiency and timing, the viability of the broker-dealer and responsiveness. They considered Princeton’s cyber-security protocols and its use of a third-party service provider to monitor its technology infrastructure. They noted that Princeton reported no cyber security incidents in the past year, or any material enhances in its program, but Princeton carries cybersecurity insurances and has policies to cover protocols for employee cyber training, dual authentication, frequent password changes, incoming and outgoing email, and anti-virus software. The Trustees noted that Princeton does not utilize artificial intelligence in its investment process. The Trustees acknowledged that the Securities and Exchange Commission had issued a deficiency letter to Princeton in September 2024 related to a private fund it manages and unrelated to its mutual funds, which was addressed by Princeton. They further noted Princeton had no material compliance issues or litigation issues since the previous advisory agreement approval. The Trustees concluded that they expect Princeton to continue providing high quality services to the Funds and their shareholders.

Performance.

Princeton Premium Fund. The Trustees noted that the Fund has approximately $312 million in AUM, which was a decrease of $25 million from the prior year. The Trustees observed that the Fund had a three-star fund rating by Morningstar. They further noted the Fund’s objective is capital appreciation and income, with the specific goal of capturing option premiums to achieve the long-term total returns of 7%-10% per year. The Trustees acknowledged that since Princeton has served as adviser to the Fund it has achieved an 8.39% return per year over the last five years. The Fund’s current yield for the one-year period is 2.12% with a low standard deviation. The Trustees noted that the Fund has produced strong Sortino ratios over the last five-year period. The Trustees concluded that Princeton should be retained for the Fund.

Princeton Adaptive Premium Fund. The Trustees noted that the Fund has approximately $1.98 million in AUM, which was a decrease of approximately $400,000 from the prior year. The Trustees observed that because the Fund had been around for less than three years there was no current Morningstar rating for the Fund. The Trustees acknowledged that the objective of the Fund was to return 4%-8% per year with a drawdown of 2-3% and the Fund has generally accomplished its objective. The Trustees concluded that Princeton should be retained for the Fund.

Fees and Expenses.

Princeton Premium Fund. The Trustees noted the advisory fee of 1.75% with respect to the Fund, which ranked in the 85th percentile for the Broadridge generated peer group fees. They noted that the advisory fee was higher than the Broadridge generated peer group of 1.27% and the equity hedged group of 0.99%. The Trustees acknowledged that Princeton’s reasoning for the higher advisory fee than the average peer group is the strength and experience of the advisory team and the uniqueness of the investment strategy. The Trustees noted that the expense ratio includes 80 basis points margin interest and that three funds in the peer group have the same advisory fee or higher. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

Princeton Adaptive Premium Fund. The Trustees noted the advisory fee of 1.50% with respect to the Fund. They further noted that the peer group average is 1.27% and the equity hedged group average is 0.99%. The Trustees acknowledged that Princeton’s reasoning for the higher advisory fee than the average peer group is because the strength and experience of the advisory team, the uniqueness of the investment strategy, and the significant amount of time dedicated to implementing the strategy. The Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale will be reached with respect to the management of the Funds.

Princeton Premium Fund. The Trustees considered whether Princeton had realized economies of scale in connection with its management of the Fund. The Trustees noted that Princeton did not have breakpoints in its advisory fee for the Fund. The Trustees agreed that in light of the expense limitation agreements in place and Princeton’s perceived capacity limitations on the potential size of the Fund, the absence of breakpoints was acceptable

Princeton Adaptive Premium Fund. The Trustees considered whether Princeton had realized economies of scale in connection with its management of the Fund. The Trustees noted that the Fund had a size limitation estimated at $500 million - $1 billion. The Trustees agreed that in light of the expense limitation agreements in place and Princeton’s perceived capacity limitations on the potential size of the Fund, the size limitation was acceptable.

Profitability. The Trustees considered the anticipated profits Princeton would realize in connection with managing the Funds and whether the estimated amount of profit is a fair entrepreneurial profit with respect to the services to be provided to the Funds.

Princeton Premium Fund. The Trustees reviewed the information provided by Princeton regarding the profitability analysis in terms of absolute dollars and as a percentage of revenue, with respect to its management of each of the Fund. They considered that the Fund was profitable. The Trustees agreed that Princeton’s profitability with respect to the Fund was not excessive.

Princeton Adaptive Premium Fund. The Trustees reviewed the information provided by Princeton regarding the profitability analysis in terms of absolute dollars and as a percentage of revenue, with respect to its management of the Fund. The Trustees acknowledged that Fund had a loss. The Trustees agreed that Princeton’s profitability with respect to the Fund was not excessive.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of the Funds.

As a result of their considerations, the Board of Trustees, determined that the proposed New Advisory Agreement is in the best interests of each Fund and its shareholders. Accordingly, the Board of Trustees unanimously approved the New Advisory Agreement and voted to recommend it to shareholders for approval.

Section 15(f) of the 1940 Act

Because the Closing may be considered to result in a change in control of the Adviser under the 1940 Act resulting in the termination (due to a deemed assignment) of the Former Advisory Agreement, the Adviser intends for the Closing to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Adviser has confirmed for the Board that the Closing will not impose an unfair burden on the Funds within the meaning of Section 15(f) of the 1940 Act.

Second, during the three-year period following the Closing, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor adviser). At the present time, 66.7% of the Trustees are classified as Independent Trustees, i.e., not interested persons of the Trust. The Board has committed to ensuring that at least 75% of the Trustees would not be “interested persons” of the Adviser for a period of three years after the Closing.

Accordingly, the Board of Trustees of the Trust recommends that shareholders of each Fund vote “FOR” approval of the New Advisory Agreement.

OTHER INFORMATION

OPERATION OF THE FUNDS

Each Fund is a non-diversified series of the Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005. The Trust’s principal executive offices are located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Funds retain various organizations to perform specialized services. The Funds currently retain Princeton as Fund manager and investment adviser. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as principal underwriter and distributor of the Funds. Ultimus Fund Solutions, LLC provides the Funds with transfer agent, accounting, and administrative services. Northern Lights Compliance Services, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 provides the Funds with the services of a chief compliance officer and supporting compliance services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the proposed New Advisory Agreement and, at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were the number of shares of beneficial interest of each Fund issued and outstanding as set forth below:

Fund	Shares Issued and Outstanding
Princeton Premium Fund	Class A Shares:394,179 and Class I Shares:25,654
Princeton Adaptive Premium Fund	Class A Shares:11 and Class I Shares:134,836

All shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting on Proposal 1. Shareholders of each Fund will vote separately with respect to their Fund. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

Each Fund will vote separately, and an affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of the proposed New Advisory Agreement with respect to that Fund. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of each Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed New Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Security Ownership of Management AND
Certain Beneficial Owners

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of any Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of any Fund.

The record owners of more than 5% of the outstanding shares of each Fund on the Record Date are listed in the following table.

Name & Address	Shares	Percentage of Fund
Princeton Adaptive Premium Class I Shares National Financial Services, LLC 499 Washington BLVD Jersey City, NJ 07310	24,629	18.27%
National Financial Services, LLC 499 Washington BLVD Jersey City, NJ 07310	20,072	14.89%
National Financial Services, LLC 499 Washington BLVD Jersey City, NJ 07310	16,332	12.11%
LPL Financial 4707 Executive Drive San Diego, CA 92121	14,466	10.73%
Greg Anderson 2100 Island Lane Evergreen, CO 80439	13,396	9.94%
National Financial Services, LLC 499 Washington BLVD Jersey City, NJ 07310	11,624	8.62%
National Financial Services, LLC 499 Washington BLVD Jersey City, NJ 07310	9,166	6.80%
National Financial Services, LLC 499 Washington BLVD Jersey City, NJ 07310	7,399	5.49%
National Financial Services, LLC 499 Washington BLVD Jersey City, NJ 07310	7,259	5.38%

Name & Address	Shares	Percentage of Fund
Class A Shares Greg Anderson 2100 Island Lane Evergreen, CO 80439	11	100%
Princeton Premium Class A Shares Pershing LLC PO Box 2052 Jersey City, NJ 07303	246,354	62.50%.
Charles Schwab & CO 211 Main Street San Francisco, CA 94105	81,329	20.63%
Charles Schwab & CO 211 Main Street San Francisco, CA 94105	22,841	5.79%
Class I Shares Pershing LLC PO Box 2052 Jersey City, NJ 07303	7,467,816	29.11%
Charles Schwab & CO 211 Main Street San Francisco, CA 94105	6,198,947	24.16%
LPL Financial 4707 Executive Drive San Diego, CA 92121	5,851,552	22.81%
Charles Schwab & CO 211 Main Street San Francisco, CA 94105	1,339,475	5.22%

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Funds.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required. Any shareholder proposal should be sent to Stephanie Shearer, Secretary, Northern Lights Fund Trust, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies. The Trust has engaged EQ, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor for solicitation services are approximately $10,000. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Princeton. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Funds of whom they have knowledge, and Princeton will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Princeton may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Trust’s Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at (631) 470-2600, or write the Trust at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on September 26, 2025

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including a copy of the proposed advisory agreement), and Proxy Card are available at vote.proxyonline.com/Princeton/docs.

BY ORDER OF THE BOARD OF TRUSTEES

Kevin Wolf, President

Dated August 12, 2025

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

Appendix A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

and

PRINCETON FUND ADVISORS, LLC

AGREEMENT, made as of [XXX], 2025, between Northern Lights Fund Trust, a Delaware statutory trust (the “Trust”), and Princeton Fund Advisors, LLC a Delaware limited liability company (the “Adviser”) located at 1580 Lincoln Street, Suite 680, Denver, CO 802031.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a “Fund,” and collectively as the “Funds”);

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1.	Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund’s investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund’s then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust’s shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser’s directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement (“Additional Series”), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days’ prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2.	Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund’s cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund’s Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund’s net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund’s investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust’s legal counsel and independent accountants.

2.2.8 Trustees’ Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees’ services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund’s shares under the Securities Act of 1933 (the “1933 Act”), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund’s shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers’ commissions and other charges incident to the purchase, sale or lending of the Fund’s portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust’s membership in any trade association or other investment organization.

2.2.18 Compliance Fees. All charges for services and expenses of the Trust’s Chief Compliance Officer.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3.	Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund’s average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4.	Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5.	Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6.	Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund’s Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7.	Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8.	Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent “access persons” (as that term is defined in Rule 17j-1) from violating the code.

9.	Retention of Sub-Adviser.

Subject to the Trust’s obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser’s own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

10.	Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11.	Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser’s discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties, or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust.

12.	Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13.	Term of Agreement.

The term of this Agreement shall begin as of the date and year upon which the Fund listed on Appendix A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14.	Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15.	Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days’ prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust’s Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16.	Use of Name.

The Trust is named the Northern Lights Fund Trust and each Fund may be identified, in part, by the name “Northern Lights.”

17.	Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18.	Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser’s officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Adviser agrees that, consistent with the Adviser’s Code of Ethics, neither the Adviser nor the Adviser’s officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund’s portfolio holdings.

19.	This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20.	Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated person,” as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21.	Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22.	Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST

By:
Name: Kevin Wolf
Title: President

PRINCETON FUND ADVISORS, LLC

By:
Name:
Title:

NORTHERN LIGHTS FUND TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Princeton Adaptive Premium Fund	1.50%
Princeton Premium Fund	1.75%

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

PRINCETON PREMIUM FUND

Northern Lights Fund Trust
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2025

The undersigned, revoking prior proxies, hereby appoints Kevin Wolf, Tim Burdick and Stephanie Shearer as attorney-in-fact and proxy of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Princeton Premium Fund (the “Fund”) to be held on September 26, 2025 at 10:00 a.m. ET at the offices of Ultimus Fund Solutions, LLC located at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 800-488-8035. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 26, 2025. The proxy statement for this meeting is available at: vote.proxyonline.com/Princeton/docs

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PRINCESTON PREMIUM FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	●

	Proposal:	FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement (“New Advisory Agreement”) by and between the Trust, on behalf of each Fund, and Princeton Fund Advisors, LLC, the current investment adviser to the Funds. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) No fee increase is proposed.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

PRINCETON ADAPTIVE PREMIUM FUND

Northern Lights Fund Trust
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2025

The undersigned, revoking prior proxies, hereby appoints Kevin Wolf, Tim Burdick and Stephanie Shearer as attorney-in-fact and proxy of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Princeton Adaptive Premium Fund (the “Fund”) to be held on September 26, 2025 at 10:00 a.m. ET at the offices of Ultimus Fund Solutions, LLC located at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-488-8035. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 26, 2025. The proxy statement for this meeting is available at: vote.proxyonline.com/Princeton/docs

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PRINCESTON ADAPTIVE PREMIUM FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	●

	Proposal:	FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement (“New Advisory Agreement”) by and between the Trust, on behalf of each Fund, and Princeton Fund Advisors, LLC, the current investment adviser to the Funds. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) No fee increase is proposed.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]